UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

____________________________________________________________
MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________________________

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851
(Address of principal executive offices) (Zip Code)

(412) 442-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2021, Matthews International Corporation (“Matthews” or “the Company”) announced to the participants in the Matthews International Corporation Employees Retirement Plan (as amended, the “DB Plan”), its principal defined benefit plan, the planned freeze of benefit accruals for the DB Plan. This action will impact the Company’s U.S. eligible employees, including each of its current named executive officers (“NEOs”). NEOs are impacted in the same manner as all other U.S. eligible employees. The Company previously announced the freeze, effective April 30, 2021, of benefit accruals for executives under the Supplemental Retirement Plan and the defined benefit portion of the Officers Retirement Restoration Plan. The Company’s DB Plan will be amended to freeze benefit accruals, effective September 30, 2021 (“Effective Date”). Although the DB Plan will be frozen to new accruals as of the Effective Date, all DB Plan participants, including the current NEOs, will retain all benefits accrued up to that date, based on their credited service and pensionable compensation as of the Effective Date. The Company will perform a remeasurement of the DB Plan, and will report these results in its annual report on Form 10-K for the year ended September 30, 2021.

On August 2, 2021, the Company also announced to the participants of the DB Plan certain modifications to the employer matching contribution rate for all eligible U.S. employees, including the current NEOs, who have or will participate in the Matthews International Corporation 401(k) Plan (the “DC Plan”), beginning October 1, 2021. Following adoption of such modifications, employer matching contributions will be harmonized across the Company’s U.S. eligible employee population under the DC Plan. The new employer matching contribution rate, beginning October 1, 2021, will allow all eligible U.S. employees to receive a maximum matching contributions of up to 4 percent of their eligible compensation.

Item 7.01     Regulation FD Disclosure

The information disclosed under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” is incorporated into this Item 7.01 by reference thereto.

Forward-looking Information

Any forward-looking statements contained in this Current Report on Form 8-K are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, such as coronavirus disease 2019 (“COVID-19”) or other disruptions to our industries, customers, or supply chains, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola

Steven F. Nicola
Chief Financial Officer and Secretary

Date: August 5, 2021